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Exhibit 10(j)

FIRST AMENDMENT

    THIS FIRST AMENDMENT dated as of June 21, 2000 (this "Amendment") amends the Fourth Amended and Restated Credit Agreement dated as of August 2, 1999 (the "Credit Agreement") among BEMIS COMPANY, INC., various financial institutions and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

    WHEREAS, the Borrower, the Banks and the Agent have entered into the Credit Agreement; and

    WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1  Amendments.  Subject to the effectiveness hereof pursuant to Section 3, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.5 below.

    1.1  Amendment to Definition of "Termination Date".  The definition of "Termination Date" is amended by deleting the reference to "August 1, 2004" therein and substituting "August 1, 2005". The parties hereto agree that the foregoing amendment shall constitute an extension of the Termination Date pursuant to Section 2.14 of the Credit Agreement.

    1.2  Addition of New Definitions.  The following new definitions are added to Section 1.1 in appropriate alphabetical order:

      "Consolidated Debt" means at any date the consolidated Debt of the Borrower and its Consolidated Subsidiaries.

      "Consolidated Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries.

      "Total Capital" means at any date the sum of (i) Consolidated Debt plus (ii) deferred taxes plus (iii) Consolidated Net Worth.

    1.3  Deletion of Definition.  The definition of "Consolidated Tangible Net Worth" is deleted.

    1.4  Amendment of Definition of Debt.  The definition of Debt is amended in its entirety to read as follows:

    "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse or indemnify the issuer of a letter of credit or Guarantee for drawings or payments thereunder, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vii) all Debt of others Guaranteed by such Person.

      1.5  Amendment to Section 6.9.  Section 6.9 is amended in its entirety to read as follows:

        6.9  Maximum Consolidated Debt to Total Capital Ratio.  The Borrower will not permit the ratio of Consolidated Debt to Total Capital (expressed as a percentage) at any time to exceed (i) 55% prior to June 30, 2002 and (ii) 50% thereafter.

      1.6  Amendment to Section 6.10.  Section 6.10 is amended in its entirety to read as follows:

        6.10  Minimum Consolidated Net Worth.  The Borrower will not permit Consolidated Net Worth at any time to be less than the sum of (i) $615,000,000 plus (ii) 50% of the consolidated net income of the Borrower and its Consolidated Subsidiaries in each completed fiscal quarter of the Borrower ending after March 31, 2000 (with no deduction for a net loss in any such fiscal quarter).

      SECTION 2  Representations and Warranties.  The Borrower represents and warrants to the Banks and the Agent that (a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct as of the date hereof, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery hereof by the Borrower and the performance by the Borrower of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary action on the part of the Borrower, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (x) any provision of applicable law or the certificate of incorporation or by-laws or other organizational documents of the Borrower or (y) any agreement, judgement, injunction, order, decree or other instrument binding upon the Borrower and (c) the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

      SECTION 3  Effectiveness.  (a) The amendment set forth in Section 1.1 above shall become effective when all Banks have signed counterparts of this Amendment consenting to the extension of the Termination Date accomplished thereby and the Agent shall have received such counterparts (by facsimile or otherwise) and a counterpart hereof executed by the Company.

        (b) The amendments set forth in Sections 1.2 through 1.6 above shall become effective when the Required Banks have signed counterparts of this Amendment consenting to such amendments and the Agent shall have received such counterparts (by facsimile or otherwise) and a counterpart hereof executed by the Company.

      SECTION 4  Miscellaneous.

      4.1  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      4.2  Expenses.  The Borrower agrees to pay all reasonable expenses of the Agent, including reasonable fees and charges of special counsel to the Agent, in connection with the preparation, execution and delivery of this Amendment.

      4.3  Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

      4.4  Successors and Assigns.  This Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BEMIS COMPANY, INC.
By:
Title:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent
By:	Title:

Each of the undersigned Banks consents to the extension of the Termination Date pursuant to Section 1.1 of the foregoing Amendment:

BANK ONE, NA (Main Office Chicago) (formerly The First National Bank of Chicago)
By:
Title:
NORWEST BANK MINNESOTA, N.A.
By:
Title:
U.S. BANK NATIONAL ASSOCIATION
By:
Title:
WACHOVIA BANK, N.A.
By:
Title:

FIRST HAWAIIAN BANK
By:
Title:
REVOLVING COMMITMENT VEHICLE CORPORATION
By:	Morgan Guaranty Trust Company of New York, as Attorney-in-fact for Revolving Commitment Vehicle Corporation
By:
Title:

Each of the undersigned Banks consents to the amendments set forth in Sections 1.2 through 1.6 of the foregoing Amendment.

BANK ONE, NA (Main Office Chicago) (formerly The First National Bank of Chicago)
By:
Title:
NORWEST BANK MINNESOTA, N.A.
By:
Title:

U.S. BANK NATIONAL ASSOCIATION
By:
Title:
WACHOVIA BANK, N.A.
By:	Title:
FIRST HAWAIIAN BANK
By:
Title:
REVOLVING COMMITMENT VEHICLE CORPORATION
By:	Morgan Guaranty Trust Company of New York, as Attorney-in-fact for Revolving Commitment Vehicle Corporation
By:
Title:

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FIRST AMENDMENT